DEFINITIVE PROXY MATERIALS

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☒	Definitive Proxy Statement

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Coller Secondaries Private Equity Opportunities Fund

(Name of Registrant as Specified in Its Charter)

Not Applicable

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DEFINITIVE PROXY MATERIALS

COLLER SECONDARIES PRIVATE EQUITY OPPORTUNITIES FUND

950 Third Avenue

New York, NY 10022

April 9, 2026

Dear Shareholder,

The Board of Trustees (the “Board”) of Coller Secondaries Private Equity Opportunities Fund (the “Fund” or “C-SPEF”) has called a special meeting (the “Meeting”) of shareholders of the Fund to vote on an important proposal affecting the Fund, as described below. The Meeting is scheduled to be held at the offices of the Fund’s adviser, Coller Private Market Secondaries Advisors, LLC (“CPMSA” or the “Adviser”), 950 Third Avenue, New York, NY 10022, on June 4, 2026, at 10:00 a.m., Eastern Time.

The Adviser has served as the investment adviser to the Fund since its inception pursuant to an investment advisory agreement between the Adviser and the Fund, dated April 1, 2024 (the “Current Advisory Agreement”). The Adviser is an indirect, wholly owned subsidiary of CICAP Limited (“Coller Capital”). On January 22, 2026, Coller Capital announced that it had entered into a definitive agreement with EQT AB (“EQT”) pursuant to which EQT will acquire 100% of the equity ownership interests of Coller Capital in a stock and cash acquisition (the “Transaction”). The Transaction is currently expected to close in the third quarter of 2026 (the “Closing”), and the Closing will result in an “assignment” (as such term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Current Advisory Agreement. Pursuant to Section 13 of the Current Advisory Agreement and as is required under the 1940 Act, the assignment will trigger an automatic termination of the Current Advisory Agreement, requiring the Board and the Fund’s shareholders to approve a new investment advisory agreement between the Fund and the Adviser (the “New Advisory Agreement”).

To facilitate the Fund’s continued operation under the current advisory arrangement with the Adviser after the Closing, at an in-person meeting of the Board held on February 24, 2026 (the “Board Meeting”), the Board, including a majority of the Board members who are not “interested persons” (as defined in the 1940 Act), approved the New Advisory Agreement between C-SPEF and the Adviser, subject to shareholder approval. The 1940 Act requires that investment advisory agreements such as the New Advisory Agreement be approved by a vote of a majority of outstanding voting securities of the Fund. Accordingly, shareholders are being asked to approve the New Advisory Agreement.

Proposal: The Proposal in this proxy statement seeks your approval, as a shareholder of C-SPEF, of the New Advisory Agreement. There are no material differences between the terms of the New Advisory Agreement and those of the Current Advisory Agreement. Sections 5(b) and 5(c) of the New Advisory Agreement, which address the types of expenses to be borne by the Fund, have been revised and added, respectively, to match corresponding form of fund expense provisions included in the investment advisory agreements for other affiliated funds for which CPMSA or an affiliate provides advisory services. The updated provision on Fund expenses is intended to cover certain types of expenses incurred in connection with C-SPEF’s investment operations to facilitate the Adviser’s administration of such costs and assist in establishing reasonable allocations of such expenses across all Coller Capital-sponsored funds participating in a transaction for which there are legitimate fund expenses to be shared by C-SPEF and its affiliated funds. In practice, it is not currently anticipated that there will be any new costs to C-SPEF as a result of this change and there is no anticipated change to the overall expense ratio of the Fund as a result of the revised expense provision under the New Advisory Agreement; however, in future the Adviser may, in its reasonable discretion and as deemed necessary for its administration of the Fund, determine that some such operating expenses pursuant to Section 5 of the New Advisory Agreement be borne by C-SPEF.

You are entitled to vote at the Meeting and at any postponement or adjournment thereof. While you are, of course, welcome to attend the Meeting in person, most shareholders will cast their votes by filling out and signing the enclosed proxy card. The Board of Trustees of the Fund has approved the New Advisory Agreement and recommends that you vote “FOR” the proposal. If you have any questions regarding the issues to be voted on, please do not hesitate to call our proxy solicitation firm, Alliance Advisors LLC, toll free at +1 (866) 206-6951.

Your vote is important, no matter how many shares you own. Even if you plan to attend the Meeting, to help ensure that your vote is represented, please either complete, date, sign and return the enclosed proxy card by mailing it in the enclosed postage-paid envelope or follow the instructions under “Important information to help you understand and vote on the proposal” to vote by phone or Internet. You may revoke your proxy at any time before it is actually voted by providing written notice of your revocation to the undersigned, by submitting a subsequent proxy or by voting in person at the Meeting.

Thank you for taking the time to consider this important proposal and for your continuing investment in the Fund.

Sincerely,

Radin Ahmadian
Coller Secondaries Private Equity Opportunities Fund

COLLER SECONDARIES PRIVATE EQUITY OPPORTUNITIES FUND

950 Third Avenue

New York, NY 10022

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS

To Be Held June 4, 2026

Dear Shareholders:

Notice is hereby given that a special meeting of shareholders of Coller Secondaries Private Equity Opportunities Fund (the “Fund” or “C-SPEF”) will be held at the offices of the Fund’s adviser, Coller Private Market Secondaries Advisors, LLC (“CPMSA” or the “Adviser”) , 950 Third Avenue, New York, NY 10022, on June 4, 2026 at 10:00 a.m., Eastern Time (with any adjournments or postponements thereof, the “Meeting”).

The purpose of the Meeting is for shareholders of the Fund to consider and act upon the following proposal:

PROPOSAL:	To approve a new investment advisory agreement between the Fund and the Adviser (the “New Advisory Agreement”).

To transact such other business as may properly come before the Meeting or any adjournment thereof.

The Board of Trustees of the Trust recommends that you vote in favor of the proposal.

Shareholders of record at the close of business on March 26, 2026, are entitled to notice of, and to vote at, the Meeting and any adjournment(s) or postponements thereof. The Notice of Special Meeting of Shareholders, proxy statement and proxy card are being mailed on or about April 9, 2026, to such shareholders of record.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON June 4, 2026. This Notice of Special Meeting of Shareholders and the proxy statement are available on the Internet at https://web.viewproxy.com/CSPEF/2026. On this website, you will be able to access the Notice of Special Meeting of Shareholders, the proxy statement and any amendments or supplements to the foregoing material that are required to be furnished to shareholders.

By Order of the Board of Trustees of C-SPEF

Radin Ahmadian
Secretary
Coller Secondaries Private Equity Opportunities Fund
April 3, 2026

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN

To assure your representation at the Meeting, whether or not you expect to be present at the Meeting, please complete the enclosed proxy and return it promptly in the accompanying envelope, or vote online at the website listed on your proxy card, or vote by calling the number listed on your proxy card. If you attend the Meeting, you may revoke your proxy and vote your shares at the Meeting.

IF YOU SIGN, DATE AND RETURN THE PROXY CARD BUT GIVE NO INSTRUCTIONS, YOUR SHARES WILL BE VOTED “FOR” THE PROPOSAL DESCRIBED ABOVE.

To avoid the additional expense of further solicitation, we ask for your cooperation in voting promptly. If your vote is not received promptly, you may receive a call from a representative of the Fund’s proxy solicitor, Alliance Advisors LLC, or from CPMSA.

Please ensure proxy cards submitted by corporations and partnerships are signed by the appropriate persons as indicated in the voting instructions on the proxy cards. Otherwise, they will not be voted and will not be counted as present at the Meeting.

DEFINITIVE PROXY MATERIALS

COLLER SECONDARIES PRIVATE EQUITY OPPORTUNITIES FUND

950 Third Avenue

New York, NY 10022

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

To Be Held June 4, 2026

INTRODUCTION

This proxy statement (the “Proxy Statement”) is furnished on behalf of the Board of Trustees (the “Board”) of Coller Secondaries Private Equity Opportunities Fund (the “Fund” or “C-SPEF”) in connection with the solicitation of proxies for the special meeting of shareholders of C-SPEF to be held at the offices of the Fund’s adviser, Coller Private Market Secondaries Advisors, LLC (“CPMSA” or the “Adviser”) , 950 Third Avenue, New York, NY 10022, on June 4, 2026, 2026 at 10:00 a.m., Eastern Time (together with any postponements or adjournments thereof, the “Meeting”).

The purpose of the Meeting is to seek shareholder approval of (i) a new investment advisory agreement between the Fund and the Adviser; and (ii) to carry out such other business as may be properly brought before the Meeting.

Shareholders of record at the close of business on March 26, 2026 (the “Record Date”), are entitled to notice of, and to vote at, the Meeting. We anticipate that the Notice of Special Meeting of Shareholders, this proxy statement and the proxy card (collectively, the “Proxy Materials”) will be mailed to shareholders beginning on or about April 9, 2026.

Important Notice Regarding the Availability of Proxy Materials

for the Shareholder Meeting to be Held on June 4, 2026:

The Notice of Meeting, Proxy Statement and Proxy Card

are available at www.AALvote.com/CSPEF..

Please read the proxy statement before voting on the proposal. If you need additional copies of this proxy statement or proxy card, please contact the Fund at (212) 644-8500.

For a free copy of the Fund’s annual report for the fiscal year ended March 31, 2025, or the most recent semi-annual report, please contact the Fund at (212) 644-8500 or by writing to C-SPEF at 950 Third Avenue New York, New York 10022 or CC.PrivateWealth@CollerCapital.com, or by visiting www.pwss.collercapital.com. The Fund will provide a copy of the annual report and the most recent semi-annual report succeeding the annual report, if any, to the requesting shareholder by first class mail, or other means designed to assure prompt delivery, within three business days of the request.

QUESTIONS AND ANSWERS: Important Information to Help You Understand and Vote on the Proposal

Question:	What is this document, and why did you send it to me?

Answer:	This document is a proxy statement. We are sending this document to you so you can vote on an important proposal by the Fund.

We are seeking your approval of the proposed new investment advisory agreement (the “New Advisory Agreement”) between the Fund and the Adviser (the “Proposal”). Approval of the Proposal will enable the Adviser to continue to serve as the investment adviser for the Fund going forward with the same portfolio management team that has serviced the Fund since its inception.

Question:	What am I being asked to vote on?

Answer:	You are being asked to approve the New Advisory Agreement between the Fund and the Adviser.

The Proposal seeks your approval of the New Advisory Agreement for the Fund to ensure that the Adviser and the Fund’s current portfolio management team can continue to provide the Fund with the same investment management services that have been provided to the Fund since its inception. Coller Private Market Secondaries Advisors, LLC (“CPMSA” or the “Adviser”) has served as the investment adviser to the Fund since its inception pursuant to an investment advisory agreement between the Adviser and the Fund, initially entered into on April 1, 2024 (the “Current Advisory Agreement”). The Adviser is an indirect, wholly owned subsidiary of CICAP Limited (“Coller Capital”). On January 22, 2026, Coller Capital announced that it had entered into a definitive agreement with EQT AB (“EQT”) pursuant to which EQT will acquire 100% of the equity ownership interests of Coller Capital in a stock and cash acquisition (the “Transaction”). The Transaction is currently expected to close in the third quarter of 2026 (the “Closing”), and the Closing will result in an “assignment” (as such term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Current Advisory Agreement. Pursuant to Section 13 of the Current Advisory Agreement and as is required under the 1940 Act, the assignment will trigger an automatic termination of the Current Advisory Agreement, requiring the Board and the Fund’s shareholders to approve a new investment advisory agreement between the Fund and the Adviser (the “New Advisory Agreement”).

To facilitate the Fund’s continued operation under the current advisory arrangement with the Adviser after the Transaction closes, at an in-person meeting of the Board held on February 24, 2026 (the “Board Meeting”), the Board approved the New Advisory Agreement, subject to shareholder approval.

You are being asked to approve the New Advisory Agreement because the 1940 Act, requires that advisory agreements such as the New Advisory Agreement be approved by a vote of the majority of outstanding voting securities of the Fund. There are no material differences between the terms of the New Advisory Agreement and those of the Current Advisory Agreement. Sections 5(b) and 5(c) of the New Advisory Agreement, which address the types of expenses to be borne by the Fund, have been revised and added, respectively, to match corresponding form of fund expense provisions included in the investment advisory agreements for other affiliated funds for which CPMSA or an affiliate provides advisory services. The updated provision on Fund expenses is intended to cover certain types of expenses incurred in connection with C-SPEF’s investment operations to facilitate the Adviser’s administration of such costs and assist in establishing reasonable allocations of such expenses across all Coller Capital-sponsored funds participating in a transaction for which there are legitimate fund expenses to be shared by C-SPEF and its affiliated funds. In practice, it is not currently anticipated that there will be any new costs to C-SPEF as a result of this change and there is no anticipated change to the overall expense ratio of the Fund as a result of the revised expense provision under the New Advisory Agreement; however, in future the Adviser may, in its reasonable discretion and as deemed necessary for its administration of the Fund, determine that some such operating expenses pursuant to Section 5 of the New Advisory Agreement be borne by C-SPEF.

Question:	How will my approval of the Proposal affect the management and operation of the Fund?

Answer:	Approval of the Proposal will result in the Adviser managing the Fund in substantially the same manner as the Adviser has managed the Fund since its inception. The investment personnel at the Adviser responsible for the portfolio management of the Fund will be the same investment personnel that managed the Fund before the Closing. The Adviser has advised the Board that the portfolio managers of the Fund are expected to remain the same and it is further expected that there will be no change: (i) to the strategies of the Fund or the manner in which it is managed, or (ii) changes in the nature or level of advisory services received by the Fund.

Question:	How will my approval of the Proposal affect the fees and expenses of the Fund?

Answer:	Approval of the Proposal will not result in any change to the investment advisory fee being charged to the Fund by the Adviser. Under the New Advisory Agreement, Sections 5(b) and 5(c) will be amended and added, respectively to match a corresponding form of fund expense provisions included in the investment advisory agreements of other C-SPEF-affiliated funds for which the Adviser or an affiliate provides advisory services. This updated provision is intended to make clear that C-SPEF will be responsible for certain types of expenses incurred in connection with C-SPEF’s investment operations to help facilitate the Adviser’s administration of such costs and reasonable allocation of such expenses across all Coller Capital-sponsored funds participating in a transaction. While it is not currently anticipated that this new provision will have a material impact on C-SPEF’s expenses, C-SPEF could be responsible for certain additional expenses incurred in the ordinary course of its investment operations that could be material to the Fund.

Question:	Who is paying for this proxy mailing and for the other solicitation costs associated with this shareholder meeting?

Answer:	The expenses in connection with preparing the proxy statement and its enclosures and all solicitations will be paid by the Adviser.

Question:	How does the Fund’s Board of Trustees recommend that I vote?

Answer:	After careful consideration, the Board recommends that shareholders vote FOR the Proposal.

Question:	Who is eligible to vote?

Answer:	Any person who owned shares of the Fund on the Record Date, which is March 26, 2026, is eligible to vote on the Proposal.

Question:	What vote is required to approve the Proposal?

Answer:	Approval of the Proposal requires the vote of a majority of the outstanding voting securities of the Fund. Under the 1940 Act, a “majority of the outstanding voting securities” is defined as the lesser of: (i) 67% or more of the voting securities of the Fund entitled to vote present in person or by proxy at the special meeting of shareholders, if the holders of more than 50% of the outstanding voting securities entitled to vote thereon are present in person or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon.

Question:	How do I place my vote?

Answer:	You can vote by –

•	By Mail: Vote, sign and return the enclosed proxy card in the enclosed self-addressed, postage-paid envelope;
•	By Telephone: Call the number printed on the enclosed proxy card;
•	By Internet: Access the website address printed on the enclosed proxy card; or
•	In Person: Attend the Meeting as described in the Proxy Statement. Please let us know of your intended attendance by calling Alliance Advisors LLC toll-free at +1 (866) 206-6951.

Question:	What will happen if there are not enough votes to approve the Proposal?

Answer:	In the event a quorum is present at the Meeting but sufficient votes to approve the Proposal are not received, the persons named as proxies may propose one or more postponements or adjournments of the Meeting to permit further solicitation of proxies. One or more adjournments of the Meeting may be made without notice other than an announcement at the Meeting. Any adjournment of the Meeting must be held within a reasonable time after the date set for the Meeting. Any adjournment of the Meeting for the purpose of soliciting additional proxies will allow the Fund’s shareholders who have already sent in their proxies to revoke them at any time before their use at the Meeting, as adjourned.

The Board has approved an interim investment advisory agreement (the “Interim Advisory Agreement”) between the Fund and the Adviser with substantially the same terms as the Current Advisory Agreement. The Interim Advisory Agreement would only become effective for an interim period in the event the requisite shareholder approval of the New Advisory Agreement is not obtained by the date of the Closing. The Interim Advisory Agreement would take effect as of the Closing date and, if necessary, would last for up to 150 days after the Closing date to allow for additional time to obtain the requisite shareholder approval of the New Advisory Agreement.

If the Proposal is not approved within 150 days following the effective date of the Interim Advisory Agreement, the Board will consider what action to take with respect to the Fund’s advisory agreement arrangements, taking into account the best interests of Fund shareholders, which may include making other advisory arrangements, liquidating the Fund or other potential alternatives (e.g., a fund reorganization).

Question:	Whom do I call if I have questions?

Answer:	If you have any questions about the Proposal or to quickly vote your shares, please call +1 (866) 206-6951, our proxy solicitation firm, toll-free at Alliance Advisors LLC. Representatives are available to take your vote or to answer any questions Monday through Friday 9:00 AM to 9:00 PM (Eastern Time).

PROPOSAL:

APPROVAL OF INVESTMENT ADVISORY AGREEMENT BETWEEN THE FUND AND
COLLER PRIVATE MARKET SECONDARIES ADVISORS, LLC

Background Information

Coller Private Market Secondaries Advisors, LLC (“CPMSA” or the “Adviser”), 950 Third Avenue, New York, NY 10022, serves as the investment adviser of the Coller Secondaries Private Equity Opportunities Fund (the “Fund”) pursuant to an investment advisory agreement between the Fund and the Adviser, dated April 1, 2024 (the “Current Advisory Agreement”).  The Adviser is an indirect wholly owned subsidiary of CICAP Limited (“Coller Capital”).

The Current Advisory Agreement has been approved by the Board of Trustees of the Trust (the “Board”). By its terms, the Current Advisory Agreement remained in effect for an initial two-year term from the date of its effectiveness and was subsequently renewed for an additional one-year term, with each such term having been approved by the Board and by a majority of the Trustees who are not parties to the agreement or interested persons of any such party (other than as Trustees of the Trust) (the “Independent Trustees”).

For the fiscal year ended March 31, 2025, the fee payable by the Fund to the Adviser under the Current Advisory Agreement was $6,944,585.00, 100% of which was waived pursuant to the Fee Waiver Agreement between the Fund and the Adviser which waived all fees payable to the Adviser by the Fund from the date on which the Fund commenced operations until March 31, 2025.

CPMSA has served as the investment adviser to the Fund since its inception pursuant to the Current Advisory Agreement. The Adviser is an indirect, wholly-owned subsidiary of Coller Capital. On January 22, 2026, Coller Capital announced that it had entered into a definitive agreement with EQT AB (“EQT”) pursuant to which EQT will acquire 100% of the equity ownership interests of Coller Capital in a stock and cash acquisition (the “Transaction”). The Transaction is currently expected to close in the third quarter of 2026 (the “Closing”), and the Closing will result in an “assignment” (as such term is defined in the 1940 Act) of the Current Advisory Agreement. Pursuant to Section 13 of the Current Advisory Agreement and as is required under the 1940 Act, the assignment will trigger an automatic termination of the Current Advisory Agreement, requiring the Board and the Fund’s shareholders to approve a new investment advisory agreement between the Fund and the Adviser (the “New Advisory Agreement”).

To facilitate the Fund’s continued operation under the current advisory arrangement with the Adviser after the Closing, at an in-person meeting of the Board held on February 24, 2026 (the “Board Meeting”), the Board approved the New Advisory Agreement, subject to shareholder approval. The 1940 Act requires that investment advisory agreements such as the New Advisory Agreement be approved by a vote of a majority of outstanding voting securities of the Fund. Accordingly, shareholders are being asked to approve the New Advisory Agreement.

As discussed in detail immediately below, there is no material difference between the terms of the New Advisory Agreement and those of the Current Advisory Agreement. Sections 5(b) and 5(c) of the New Advisory Agreement, which address the types of expenses to be borne by the Fund, have been revised and added, respectively, to match a corresponding form of fund expense provision included in the investment advisory agreements for other affiliated funds for which CPMSA or an affiliate provides advisory services. The updated provision on Fund expenses is intended to cover certain types of expenses incurred in connection with C-SPEF’s investment operations and to facilitate the Adviser’s administration of such costs and assist in establishing reasonable allocations of such expenses across all Coller Capital-sponsored funds participating in a transaction for which there are legitimate fund expenses to be shared by C-SPEF and its affiliated Funds. In practice, it is not currently anticipated that there will be any new costs to C-SPEF as a result of this change, and there is no anticipated change to the overall expense ratio of the Fund as a result of the revised expense provision under the New Advisory Agreement; however in future the Adviser may, in its reasonable discretion and as deemed necessary for its administration of the Fund, determine that some such operating expenses pursuant to Section 5 of the New Advisory Agreement be borne by C-SPEF.

The annualized advisory fee rate payable by the Fund under the New Advisory Agreement is the same as the advisory fee rate payable by the Fund under the Current Advisory Agreement. Further, the same portfolio managers currently managing the Fund under the Current Advisory Agreement – namely, Steven Stolk, Francois Aguerre, Yonatan Puterman and Richard Jason Alexander Elmhirst – will continue to manage the Fund under the New Advisory Agreement.

As of the date of this proxy statement, the Adviser and C-SPEF are unaware of any Trustee having any material interest, direct or indirect, in the Transaction, except that Richard Jason Alexander Elmhirst, who is an interested Trustee and serves as C-SPEF’s President and Principal Executive Officer, may be considered to have a material interest in the Transaction and approval of the New Advisory Agreement because he will receive stock-based compensation in connection with the Transaction. Accordingly, Mr. Elmhirst has a potential conflict of interest in the approval of the Proposal. None of the Independent Trustees have any interest in the Transaction and the Board, including all of the Independent Trustees voting separately, recommended that shareholders approve the Proposal. While Mr. Elmhirst is receiving compensation in connection with the Transaction, C-SPEF does not bear any of the costs related to such payments.

The New Advisory Agreement

At the Board Meeting, the Board, including the Independent Trustees, unanimously approved the New Advisory Agreement, subject to approval by Fund shareholders. Under the New Advisory Agreement, the Fund will engage the Adviser, subject to the general supervision of the Board, and the Adviser will manage the investment and reinvestment of the assets of the Fund. The annualized advisory fee rate payable to the Adviser by the Fund under the New Advisory Agreement is based on the following formula: 1.65% on an annualized basis of the greater of (i) the Fund’s net asset value and (ii) the Fund’s net asset value less cash and cash equivalents plus the total of all commitments made by the Fund that have not yet been drawn for investment, and in no event shall such advisory fee exceed 2.00% as a percentage of the Fund’s net asset value. This advisory fee provision is the same as the advisory fee provision under the Current Advisory Agreement.

Like the Current Advisory Agreement, the New Advisory Agreement requires the Adviser, subject to the supervision of the Board, among other things, to:

(1)	regularly provide the Fund with investment advice, management and supervision and shall furnish a continuous investment program for the Fund’s portfolio of securities and other investments consistent with the Fund’s investment objectives, policies and restrictions;

(2)	determine from time to time what securities and other investments will be purchased, directly or indirectly, retained, sold or exchanged by the Fund and what portion of the assets of the Fund’s portfolio will be held in the various securities and other investments in which the Fund invests;

(3)	perform or cause to be performed such administrative and management services as may from time to time be reasonably requested by the Fund as necessary for the operation of the Fund;

(4)	act as the Fund’s liaison with administrators, sub-administrators, custodians, depositories, transfer agents, pricing agents, dividend disbursing agents, financial intermediaries, other shareholder servicing agents, accountants, attorneys, underwriters, brokers and dealers, corporate fiduciaries, insurers, banks and such other persons as may reasonably be requested by the Board; and

(5)	oversee the maintenance of all books and records with respect to the Fund’s securities transactions and the keeping of the Fund’s books of account in accordance with all applicable federal and state laws and regulations; and

The New Advisory Agreement, like the Current Advisory Agreement, also provides that the Adviser shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Fund, provided that nothing in this New Advisory Agreement shall protect the Adviser against any liability to the Fund to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the New Advisory Agreement.

The New Advisory Agreement will be effective for an initial two-year period and thereafter will continue in effect for successive one-year periods, provided that such continuance is approved at least annually by the Board or by a majority vote of the shareholders and, in either case, by a majority of the Independent Trustees. The New Advisory Agreement is terminable, without penalty, (i) by the Board or by a vote of holders of a majority of the voting securities of the Fund on no less than 30 days’ nor more than 60 days’ written notice to the Adviser, (ii) by the Adviser upon not less than 60 days’ written notice to the Fund or (iii) immediately upon mutual written consent of the Fund and the Adviser. The New Advisory Agreement will terminate in the event of its assignment. The New Advisory Agreement may be amended or modified only by a written agreement that is properly authorized and executed by the Fund and the Adviser, and, if required by the 1940 Act, by vote of the holders of a majority of the outstanding voting securities of the Fund.

The Board recommends that you vote FOR the approval of the New Advisory Agreement.

The form of New Advisory Agreement is attached hereto as Exhibit A and a comparison of key terms that will be revised pursuant to the New Advisory Agreement is included below. You are urged to review the New Advisory Agreement in its entirety.

Expenses	Current Advisory Agreement	New Advisory Agreement
Section 5(b)

The Adviser shall bear all expenses, and shall furnish all necessary services, facilities and personnel, in connection with its responsibilities under this Agreement.  Other than as herein specifically indicated, the Adviser shall not be responsible for the Fund’s expenses, including, without limitation, advisory fees; incentive fees; distribution fees; servicing fees; interest; taxes; governmental fees; voluntary assessments and other expenses incurred in connection with membership in investment company organizations; organization costs of the Fund; the cost (including brokerage commissions, transaction fees or charges, if any) in connection with the purchase or sale of the Fund’s securities and other investments and any losses in connection therewith; fees and expenses of custodians, transfer agents, financial intermediaries, registrars, independent pricing vendors or other agents; acquisition or disposition fees; professional fees relating to investments, including expenses of consultants, investment bankers, attorneys, accountants and other experts; fees and expenses relating to software tools, programs or other technology (including risk management software, fees to risk management services providers, third-party software licensing, implementation, data management and recovery services and custom development costs);   research and market data (including news and quotation equipment and services, and any computer hardware and connectivity hardware (e.g., telephone and fiber optic lines) incorporated into the cost of obtaining such research and market data); taxes; legal expenses (including in connection with investment activities); loan commitment fees; expenses relating to share certificates; expenses relating to the issuing and redemption or repurchase of the Fund’s shares and servicing shareholder accounts; any costs and expenses associated with or related to due diligence performed with respect to the Fund’s offering of its shares, including but not limited to costs associated with or related to due diligence activities performed by, on behalf of, or for the benefit of broker-dealers, registered investment advisers, and third-party due diligence providers expenses of registering and qualifying the Fund’s shares for sale under applicable federal and state law; expenses of preparing, setting in print, printing, mailing and distributing prospectuses and statements of additional information and any supplements thereto, reports, proxy statements, notices and dividends to the Fund’s shareholders; costs of stationery; website costs;  fees and expenses of Trustees not also serving in an executive officer capacity for the Fund or the Adviser; costs of meetings of the Board or any committee thereof, meetings of shareholders and other meetings of the Fund; Board fees; audit fees; travel expenses of officers, members of the Board and employees of the Fund, if any; costs associated with reporting and compliance obligations under the 1940 Act and applicable federal and state securities laws, including compliance with The Sarbanes-Oxley Act of 2002; and the Fund’s pro rata portion of premiums on any fidelity bond and other insurance covering the Fund and its officers, Board members and employees; litigation, arbitration, mediation, or government investigation expenses and any non-recurring or extraordinary expenses as may arise, including, without limitation, those relating to actions, suits or proceedings to which the Fund is a party and any indemnification expenses as provided for in the Fund’s Governing Documents.

The Adviser shall not be responsible for the Fund’s expenses including, without limitation […];

all transaction-related fees, costs, expenses, liabilities and obligations incurred or charged by employees, delegates, independent agents, lawyers, accountants, appraisers, consultants, intermediaries, valuers, lenders, banks, administrators, custodians, depositaries, auditors, brokers, finders, investment professionals and financial advisers and/or other financial institutions and other service providers or advisers appointed by the Adviser or any of its respective affiliates in relation to potential or actual investments by the Fund, whether in respect of the identification, due diligence, selection, bidding process, structuring, negotiation, acquisition, syndication, currency conversion (in the event of an investment denominated in a currency other than the U.S. dollar), monitoring, holding or disposition thereof and whether incurred directly or indirectly (including through any intermediate holding vehicles), in each case, to the extent that such fees, costs, expenses and liabilities are not borne by a third party, together with the Fund’s pro rata share of any transaction-related fees or costs incurred in respect of unconsummated investments, including, where applicable, in relation to any prospective syndication or co-investment transactions, and any travel expenses (including, but not limited to, reasonable transportation, lodging and meals) in respect of the foregoing.

The Adviser shall not be responsible for the Fund’s expenses including, without limitation […];

travel expenses of officers, members of the Board and employees of the Fund (including, but not limited to, transportation, lodging and meals), if any; [and] expenses incurred in connection with the operation, administration, termination, winding-up or liquidation of the Fund or any of its subsidiaries;

It also is understood and agreed that if persons associated with the Adviser or any of its affiliates, including persons who are officers of the Fund, provide accounting, legal, clerical, compliance or administrative services to the Fund at the request of the Fund, the Fund may reimburse the Adviser and its affiliates for their costs in providing such accounting, legal, clerical, compliance or administrative services to the Fund (which costs may include an allocation of overhead including rent and the allocable portion of the salaries and benefits of the relevant persons and their respective staffs, including travel expenses (including, but not limited to, transportation, lodging and meals)), using a methodology for determining costs approved by the Board. Nothing contained herein shall be construed to restrict the Fund’s right to hire its own employees or to contract for services to be performed by third parties.

It also is understood and agreed that if persons associated with the Adviser or any of its affiliates, including persons who are officers of the Fund, provide accounting, legal, clerical, compliance or administrative services to the Fund at the request of the Fund, the Fund may reimburse the Adviser and its affiliates for their costs in providing such accounting, legal, clerical, compliance or administrative services to the Fund (which costs may include an allocation of overhead including rent and the allocable portion of the salaries and benefits of the relevant persons and their respective staffs, including travel expenses), using a methodology for determining costs approved by the Board. Nothing contained herein shall be construed to restrict the Fund’s right to hire its own employees or to contract for services to be performed by third parties.
Section 5(c)	Not applicable.

(c) In addition to the foregoing expenses described in Section 5(b), and notwithstanding anything to the contrary in this Section 5, the Fund will bear its allocable portion of the operating expenses (“Operating Expenses”) as described herein , as determined by the Adviser in its reasonable discretion, in a manner that is fair and equitable, and in any event consistent with any fiduciary duties owed to the Fund.

“Operating Expenses” may include, subject only to limitation under the 1940 Act or other applicable statute or regulation, the Fund’s allocable share of costs and expenses related to the operation, administration, management and business, including investment activities and liquidation of the Fund and any Fund subsidiaries.

Operating Expenses may be incurred at any time prior to or during the life of the Fund or any Fund subsidiaries and shall include, unless deemed an Adviser expense under Subsection (b), all fees, costs, expenses, taxes, expected tax liabilities, liabilities and obligations:

i.     charged by employees, delegates, independent agents, lawyers, accountants, appraisers, consultants, intermediaries, valuers, lenders, banks, administrators, custodians, depositaries, auditors, brokers, finders, investment professionals, financial advisers and/or other financial institutions, and/or other service providers or advisers (in each case, not being members of CICAP Limited, the parent company of the Coller Capital Group (the “Coller Group”) the Coller Group or a director, officer, associate, partner, employee or consultant of any member of the Coller Group that is a natural person (the “Coller Executives”) unless engaged at arm’s length terms) that are appointed by the Board, the Adviser or any of their respective affiliates in respect of the Fund or any Fund subsidiaries;

ii.     incurred by the Fund, its subsidiaries or the Adviser or any of their respective affiliates, in each case in relation to the operation, administration, termination, winding-up or liquidation of the Fund or a Fund subsidiary, including software and data licensing, subscription and related costs, travel expenses (including but not limited to transportation, lodging, and meals) and expenses and all fees, costs, expenses and liabilities incurred in connection with:

1.   any borrowings, other indebtedness or undertakings incurred or made in accordance with the Declaration of Trust and the Fund’s registration statement filed with the SEC on form N-2 (the “Registration Statement”) or relating to hedging arrangements entered into in accordance with the Declaration of Trust and the Registration Statement;

2.   the appointment or use of any custodian and/or depositary in relation to the safeguarding, administering and/or holding (or similar) of assets of the Fund or a Fund subsidiary and/or the performance of any functions of a custodian and/or depositary contemplated by the 1940 Act or any national laws or regulations in any jurisdiction;

3.     the Adviser’s or any of their respective affiliates’ compliance with disclosure, reporting and other similar obligations pursuant to the Declaration of Trust or the Registration Statement governing the Fund or its subsidiaries or under the 1940 Act or other applicable law or any national laws or regulations in any jurisdiction and/or incurred in connection with the Fund’s or a Fund subsidiary’s legal and regulatory compliance with U.S. federal, state, local, non-U.S. or other laws and regulations;

4.     tax proceedings involving the Fund or a Fund subsidiary, including the filing of tax returns and tax refund claims and any other tax filings (including but not limited to any U.S. Schedule K-1 (Form 1065) tax form), in connection with any tax audit, investigation, settlement or review of the Fund and any Fund subsidiary or in relation to compliance with any applicable tax reporting requirements;

5.    compliance with applicable laws and regulations, including, for the avoidance of doubt, any anti-money laundering, anti-terrorist financing or anti-tax evasion laws and regulations, and the operation, administration, termination, winding-up or liquidation of the Fund or any Fund subsidiary;

6.     fees, costs and expenses incurred in connection with any interpretation of, amendments, restatements or other modifications to, and compliance with the Registration Statement, the Declaration of Trust any other constituent or related documents of the Fund or any of the Fund subsidiaries, including the solicitation of any required shareholder vote and costs of preparation of proxy solicitation materials or preparation of other materials in connection with compliance (or monitoring compliance) with such documents;

iii.   incurred in relation to shareholder meetings; meetings of the Fund’s Board (including but not limited to the fees, costs and expenses of any legal counsel or other advisors retained by, or at the direction or for the benefit of, the Board and the production and distribution of the reports and accounts in accordance with the Declaration of Trust and the Registration Statement and any other valuations (including valuation costs and/or valuation support services) or certifications required pursuant to the Registration Statement or by law or regulation, including the fees of the independent registered public accounting firm in connection therewith and any external valuer or auditor of valuations appointed in connection with applicable law and/or regulation and any other information or reporting requirements imposed in respect of the Fund or any Fund subsidiaries by applicable law or regulations;

iv.  charged by employees, delegates, independent agents, lawyers, accountants, appraisers, consultants, intermediaries, valuers, lenders, banks, administrators, custodians, depositaries, auditors, brokers, finders, investment professionals and financial advisers and/or other financial institutions and other service providers or advisers (in each case, not being members of the Coller Group or Coller Executives unless engaged on arm’s length terms) appointed by the Adviser or any of their respective affiliates in relation to investments or proposed investments by the Fund or a Fund subsidiary, whether in respect of the identification, due diligence, selection, bidding process, structuring, negotiation, acquisition, syndication, currency conversion (in the event of an investment denominated in a currency other than the U.S. Dollar), monitoring, holding or disposition thereof and whether incurred directly or indirectly (including through any intermediate holding vehicles), in each case, to the extent that such fees, costs, expenses and liabilities are not borne by a third party, together with the Fund’s pro-rata share of any transaction-related fees or costs incurred in respect of unconsummated investments, including, where applicable, in relation to any prospective syndication or co-investment transactions;

v. non-advisory-related expenses incurred in relation to investments or proposed investments by the Fund or any Fund subsidiary;

vi. incurred in relation to all fees or other charges levied by any governmental agency or regulatory body against the Fund or any Fund subsidiary in connection with its investments, proposed investments, reporting requirements or otherwise;

vii. incurred in relation to any:

1. indemnity or liability insurance (or its equivalent) taken out by or in respect of any member of the Coller Group to the extent that such indemnity or liability insurance relates to the affairs of the Fund or any Fund subsidiary; and

2. directors’ and officers’ liability insurance taken out by or in respect of any member of the Coller Group, (including in respect of any person who may be nominated to the Board, advisory board or similar body of a Portfolio Fund or intermediate holding vehicle by the Adviser or any other member of the Coller Group), to the extent that such directors’ and officers’ liability insurance relates to the affairs of any the Fund or a Fund subsidiary,

viii.  incurred (whether directly or indirectly, including through any intermediate holding vehicles) by or on behalf of the Fund or a Fund subsidiary in connection with any litigation, arbitration, investigation and other proceedings and, if applicable, the settlement thereof, provided that in circumstances where an Indemnified Party is not entitled to exculpation and indemnification with respect to any claim, liability, costs, damages or expenses, then the Fund will not bear any fees, costs, expenses or liabilities relating thereto;

ix.     incurred in respect of establishing, operating, managing and winding-up direct and indirect investment holding and investment structures (including any intermediate holding vehicles) in various jurisdictions in connection with the Fund’s or any Fund subsidiary’s conduct of any of its investment activities, in each case to the extent not borne by the relevant Portfolio Fund or, with respect to direct investments in credit assets issued by a private company, the relevant private company; or

x.     incurred by the Fund or on behalf of the Fund by the Adviser or the Coller Group or their affiliates in relation to the salaries, benefits, overhead and other similar expenses associated with the hiring, onboarding or retention of certain personnel employed by or otherwise associated with service providers of the Fund (including but not limited to law firms or accounting firms engaged on behalf of the Fund), to provide professional services directly to the Fund as part of a secondment, internship, employee share or similar arrangement.

To the extent paid by the Adviser, or any member of the Coller Group (or any of their affiliates), as the case may be, Operating Expenses shall be reimbursed by the Fund or any Fund subsidiary.

Considerations of the Board of Trustees

At the Board Meeting, the Board, including a majority of the Independent Trustees, voted to approve the New Advisory Agreement, which is intended to go into effect upon the completion of the Closing of the Transaction. The Board, including a majority of the Independent Trustees, also approved an interim investment advisory agreement between the Fund and the Adviser (the “Interim Advisory Agreement”), which is intended to go into effect upon the Closing only if the shareholders of the Fund have not approved the Fund’s New Advisory Agreement as of that time. If the Fund’s Interim Agreement goes into effect, it will permit the Adviser to continue serving as the investment adviser to the Fund for a period not to exceed 150 days following the Closing pursuant to Rule 15a-4 under the 1940 Act. The Board’s evaluative process is more fully described below.

Prior to and during meetings leading up to the Meeting, the Board reviewed and discussed information furnished by the Adviser and EQT, as requested by the Independent Trustees, that the Board considered reasonably necessary to evaluate the terms of the New Advisory Agreement and the Interim Advisory Agreement. Such information included, among other things, the terms and anticipated impacts of the Transaction on the Fund and its shareholders. In addition to considering information furnished specifically to evaluate the impact of the Transaction on the Fund and its shareholders, the Board also considered information furnished for prior meetings of the Board, including, but not limited to, information provided in connection with the annual contract review process for C-SPEF, which most recently culminated in December 2025 (the “2025 Annual Approval Process”).

The Board, including the Independent Trustees, concluded that the New Advisory Agreement and Interim Advisory Agreement, including the fees payable thereunder, was fair and reasonable, and it voted to approve the New Advisory Agreement and Interim Advisory Agreement and to recommend that shareholders approve the New Advisory Agreement as well.

Shortly after the announcement of the Transaction, the Independent Trustees met on January 26, 2026, and also met with Mr. Elmhirst and other representatives of the Adviser on January 30, 2026, to discuss certain aspects of the Transaction and the expected impacts of the Transaction on the Fund and its shareholders. As part of the Board’s evaluation process, counsel to the Independent Trustees, on behalf of the Independent Trustees, requested additional information to assist the Independent Trustees in their evaluation of the New Advisory Agreement and Interim Advisory Agreement and the implications of the Transaction. The Independent Trustees met again on February 23, 2026, to discuss the information they had received regarding the Transaction, the New Advisory Agreement and Interim Advisory Agreement and to further assess the expected ramifications of the Transaction for the Fund and its shareholders.

The Independent Trustees again met with senior representatives of the Adviser and EQT at the Board Meeting to further discuss the approval of the New Advisory Agreement and Interim Advisory Agreement. The representatives from the Adviser and EQT each made presentations to, and responded to questions from, the Independent Trustees. The Independent Trustees considered the Adviser’s and EQT’s responses related to the Transaction and specifically to the Fund, as well as information received in connection with the 2025 Annual Approval Process, with respect to its evaluation of the New Advisory Agreement and Interim Advisory Agreement. Among other information, the Board considered:

Information about the Transaction and its Terms

●	Information about the material terms and conditions, and expected impact, of the Transaction that relate to the Fund, including the expected impact on the businesses conducted by the Adviser and Coller Capital with respect to the Fund;
●	Information about the advantages of the Transaction as they relate to the Fund and its shareholders;
●	A commitment that the Fund would not bear any expenses, directly or indirectly, in connection with the Transaction, including with respect to the solicitation of shareholder approval of the New Advisory Agreement;
●	A commitment that, for a period of three years after the Closing, at least 75% of the Fund’s Board members must not be “interested persons” (as defined in the 1940 Act) of the investment adviser (or predecessor investment adviser, if applicable) pursuant to Section 15(f)(1)(A) of the 1940 Act;
●	A commitment that EQT would use its reasonable best efforts to ensure that it did not impose any “unfair burden” (as that term is used in section 15(f)(1)(B) of the 1940 Act) on the Fund as a result of the Transaction;
●	Information with respect to the potential impact of the Transaction on personnel and/or other resources of the Adviser and Coller Capital, as well as any retention-based compensation intended to incentivize key personnel at the Adviser and Coller Capital;
●	Information regarding any changes that are expected with respect to the Fund’s slate of officers as a result of the Transaction;

Information about EQT

●	Information about EQT’s overall business, including information about the investment management and related businesses that EQT operates;
●	Information about EQT’s financial condition, including its access to capital and other resources required to support the investment advisory businesses related to the Fund;
●	Information on how the Fund and Coller Capital are expected to fit within EQT’s overall business strategy, and any changes that EQT contemplates implementing to the Fund in the short- or long-term following the Closing;
●	Information regarding how existing risk management protocols and procedures at EQT may impact the Fund and/or the businesses of the Adviser and Coller Capital, as they relate to the Fund;
●	Information regarding EQT’s experience at integrating previously acquired investment management businesses and its advanced technological capabilities for both operational and investment management purposes;
●	Information regarding the possibilities of enhanced distribution capabilities that could become available to the Fund as a result of EQT’s preexisting relationships with certain intermediaries;
●	Information regarding the financial condition and reputation of EQT, its global presence, experience as a fund sponsor and manager, and commitment to maintain a high level of cooperation with, and support to, the Fund;

Information about the New Advisory Agreement and Interim Advisory Agreement

●	A representation that, after the Closing, the Fund will continue to be advised by the Adviser;
●	Information regarding the terms of the New Advisory Agreement and the Interim Advisory Agreement, including certain changes as compared to the Current Advisory Agreement between the Fund and the Adviser;
●	Information confirming that the fees payable under the New Advisory Agreement and Interim Advisory Agreement are not changed as compared to the Current Advisory Agreement;
●	A representation that the New Advisory Agreement and the Interim Advisory Agreement will not cause any diminution in the nature, extent and quality of services provided by the Adviser to the Fund and its shareholders, including with respect to compliance and other non-advisory services;

Information about Fund Performance, Fees and Expenses

●	A report from an independent data provider comparing the investment performance of the Fund to the investment performance of comparable funds, over various time periods as of the 2025 Annual Approval Process for C-SPEF, as well as performance information as of a more recent date for the Fund;
●	A report from an independent data provider comparing the Fund’s total expense ratio (and its components) to those of comparable funds as of the 2025 Annual Approval Process for C-SPEF, as well as fee and expense information as of a more recent date for the Fund;
●	Profitability analyses of the Adviser as of the 2025 Annual Approval Process for C-SPEF, as well as profitability information as of a more recent date for the Fund and information regarding the impact of the Transaction on profitability;

Information about Portfolio Management

●	Descriptions of the investment management services currently provided and expected to be provided to the Fund after the Closing, as well as the Fund’s investment strategies and policies;
●	The procedures and processes used to determine the fair value of Fund assets, when necessary, and actions taken to monitor and test the effectiveness of such procedures and processes;
●	Information regarding any contemplated changes to the policies and practices of the Adviser as a result of the Transaction;

Information about the Adviser and Coller Capital

●	Information about the financial results and condition of the Adviser and Coller Capital since the culmination of the 2025 Annual Approval Process and any material changes in financial conditions that are reasonably expected to occur before and after the Closing;
●	Confirmation that there are no immediately contemplated post-Closing changes to the individual investment professionals whose responsibilities include portfolio management and investment research for the Fund;
●	The Code of Ethics of the Adviser, together with information relating to compliance with, and the administration of, such codes;
●	Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;
●	Information concerning the resources devoted to compliance efforts undertaken by the Adviser, including descriptions of its various compliance programs and its record of compliance;
●	Information concerning the business continuity and disaster recovery plans of the Adviser and Coller Capital;

Other Relevant Information

●	Confirmation that the Adviser intends to continue to manage the Fund in a manner materially consistent with the Fund’s current investment objective(s) and principal investment strategies;
●	Information regarding EQT’s commitment to maintaining competitive compensation arrangements to attract and retain highly qualified personnel;
●	Confirmation that the Adviser and EQT will continue to keep the Board apprised of developments as the Transaction progresses and prior to and, as applicable, following the Closing;
●	Confirmation that the current senior management team at Coller Capital has indicated its strong support of the Transaction; and
●	Information regarding the fact that EQT and Coller Capital will each derive benefits from the Transaction and that, as a result, they have a financial interest in the matters that were being considered.

As indicated above, the Board also considered information received at its regularly scheduled meetings throughout the year, which included information from portfolio managers and other investment professionals of the Adviser regarding investment and performance matters. The Board also received information regarding fair valuation methodologies and risk management techniques employed in connection with the management of the Fund. The Board and its committees evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the Fund, and received reports and participated in presentations provided by the Adviser with respect to such matters.

The Independent Trustees were advised throughout the evaluation process by Goodwin Procter LLP, independent legal counsel for the Independent Trustees. The Independent Trustees, with the advice of such counsel, exercised their own business judgment in determining the material factors to be considered in evaluating the New Advisory Agreement and Interim Advisory Agreement and the weight to be given to each such factor. The conclusions reached with respect to the New Advisory Agreement and Interim Advisory Agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each Independent Trustee may have placed varying emphasis on particular factors in reaching conclusions with respect to the New Advisory Agreement and Interim Advisory Agreement.

Nature, Extent and Quality of Services

In considering whether to approve the New Advisory Agreement and Interim Advisory Agreement, the Board considered the responsibilities of the Adviser under the New Advisory Agreement and the Interim Advisory Agreement, and the services provided by the Adviser to the Fund, including, without limitation, the management, oversight, operational, and governance services that the Adviser and its employees provide to the Fund, the Adviser’s coordination of services for the Fund by its service providers, its compliance procedures and practices, and its efforts to promote the Fund. The Board also considered the background and experience of the Adviser’s senior management personnel. The Board noted that certain of the Fund’s officers are employees of the Adviser or its affiliates and serve the Fund without additional compensation from the Fund. The Board further considered information regarding the Adviser’s program designed to ensure compliance with federal securities and other applicable laws and the Adviser’s risk management processes.

In evaluating the nature, extent and quality of services to be provided by the Adviser under the New Advisory Agreement and the Interim Advisory Agreement, the Board considered, among other information, the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of the Adviser, and that EQT and Coller Capital have advised the Board that, following the Closing, there is not expected to be any diminution in the nature, extent and quality of services provided by the Adviser to the Fund and its shareholders, including compliance and other non-advisory services, and that there are not expected to be any changes in portfolio management personnel as a result of the Transaction.

The Board also considered the financial resources of EQT and Coller Capital and the importance of having a Fund manager with, or with access to, significant organizational and financial resources. The Board considered the benefits to the Fund of being part of a larger combined organization with greater financial resources following the Closing, as well as information on how the Fund is expected to fit within EQT’s overall business strategy and any changes that EQT contemplates in the short- or long-term following the Closing. The Board also considered information provided by EQT regarding its extensive experience integrating investment management businesses it previously had acquired. The Board considered the commitments made by EQT to retaining senior management and personnel of the Adviser under the terms of the Transaction. The Board also considered information provided by EQT about EQT’s advanced technological capabilities and possibilities for how the Fund could benefit from those, including both in the operational and investment contexts. The Board also noted EQT’s and the Adviser’s commitment to keep the Board apprised of developments with respect to its long-term plans for the relationship between EQT and Coller Capital following the Transaction.

In evaluating the nature, extent and quality of the services to be provided under the New Advisory Agreement, the Board also considered investment performance information provided for C-SPEF in connection with the 2025 Annual Approval Process, as well as information provided as of a more recent date for the Fund. In this regard, the Board compared the Fund’s investment performance to that of comparable funds identified by an independent data provider (the peer group). In addition to the foregoing information, it was also noted that the Board has received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against applicable peer groups.

After consideration of the foregoing factors, among others, and based on their review of the materials provided and the assurances received from, and recommendations of, the Adviser and EQT, the Board determined that the Transaction was not expected to adversely affect the nature, extent and quality of services provided to the Fund by the Adviser, and that the Transaction was not expected to have an adverse effect on the ability of the Adviser to provide those services. After reviewing the foregoing information and discussing the Adviser’s proposed services to the Fund, the Board concluded that the nature, extent, and quality of the services provided by the Adviser are satisfactory and appropriate for the Fund and expected to be consistent with the terms of the New Advisory Agreement and Interim Advisory Agreement.

Management Fees and Expenses

The Board considered contractual fee rates payable by the Fund for advisory services (referred to as “management fees”) in connection with the 2025 Annual Approval Process for C-SPEF, as well as information provided as of a more recent date for the Fund. As part of its review, the Board considered the Fund’s management fees and total expense ratio over various periods, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses. The Board also considered factors, and, where applicable, certain Fund-specific factors, that had an impact on the Fund’s total expense ratio relative to comparable funds, as identified by the Adviser in response to inquiries from the Independent Trustees. The Board considered that the New Advisory Agreement and Interim Advisory Agreement does not change the Fund’s management fee rate or the computation method for calculating such fees. The Board noted that the management fee and gross and net expenses for C-SPEF were above those of the median and average of its peer group, but further noted that the peer group selected for C-SPEF by the independent data provider consisted of a large number of funds, many of which did not focus on secondaries. The Board recognized that an investment strategy focusing on secondaries incurs higher expenses than one which focuses on primary interests and noted that C-SPEF’s management fees and overall expenses were very competitive with those funds in the peer group which also focused on secondaries. The Board further noted that the New Advisory Agreement for C-SPEF proposed certain revisions to the applicable provisions governing expenses borne by the Fund to align those provisions with corresponding form of fund expense provision included in the investment advisory agreements for other affiliated funds for which the Adviser or an affiliate provides advisory services, but also noted that based on information provided by the Adviser, the revisions were not expected to have any practical impact on C-SPEF’s actual expense ratio.

After considering the foregoing information, and in light of the nature, extent and quality of the services expected to be provided by the Adviser, the Board concluded that the fees paid to the Adviser by the Fund are appropriate and representative of arm’s-length negotiations.

Profitability and “Fall-Out” Benefits

The Board considered information about the Adviser’s estimated profitability with respect to the Fund, as well as the costs of services provided by the Adviser to the Fund, provided both in connection with the 2025 Annual Approval Process for C-SPEF and as of a more recent date with respect to the Fund. The Board considered the level of profits realized without regard to marketing support or other payments by the Adviser and its affiliates to third parties in respect of distribution or other services. In light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates, were not deemed to be excessive by the Board.

The Board considered information from the Adviser and EQT that there are currently no specific expected changes in the levels of profitability associated with the advisory and other services provided to the Fund that are contemplated as a result of the Transaction. The Board noted that it will continue to receive information regarding profitability during its annual contract review processes, including the extent to which cost savings and/or other efficiencies result in changes to profitability levels.

The Board also considered direct or indirect fall-out benefits received by the Adviser and EQT, in connection with their respective relationships with the Fund, including the promotion of the Adviser’s name and enhancement of its reputation in the industry and the possibility that such benefits could also accrue to EQT. The Board also noted that the Adviser and EQT could benefit from possible growth of the Fund resulting from enhanced distribution capabilities, including with respect to the Fund’s potential access to intermediaries with whom EQT has strong preexisting relationships. The Board concluded that any potential benefits derived by the Adviser and EQT were consistent with the types of benefits generally derived by investment advisers to other funds.

Economies of Scale

Because the Fund is relatively new and has a limited operating history, the Board noted that there was very limited information regarding economies of scale with respect to the Fund to be reviewed. The Board also considered that it is difficult to estimate whether the Fund would experience economies of scale. The Board determined to evaluate economies of scale on an ongoing basis as a result of asset growth of the Fund. The Board also acknowledged that the concept of economies of scale is a complex subject as to determining with a fair degree of certainty whether economies of scale exist, to what extent they exist, whether scale can result in additional expenses, and alternative ways advisers can share benefits of economies of scale.

Conclusion

Based on its consideration of the foregoing, and such other information it deemed relevant, including the factors and conclusions described above, the Board, including a majority of the Independent Trustees, unanimously voted to approve the New Advisory Agreement and Interim Advisory Agreement for the Fund and recommended that shareholders approve the New Advisory Agreement.

Interim Advisory Agreement

At the Board Meeting, the Board also approved the Interim Advisory Agreement between the Fund and the Adviser with substantially the same terms as the Current Advisory Agreement. The Interim Advisory Agreement would become effective for an interim period in the event the requisite shareholder approval of the New Advisory Agreement is not obtained by the date of the Closing. The Interim Advisory Agreement would take effect as of the Closing date and would last for up to 150 days after the Closing date to allow for additional time to obtain the requisite shareholder approval of the New Advisory Agreement.

If the Proposal is not approved within 150 days following the effective date of the Interim Advisory Agreement, the Board will consider what action to take with respect to the Fund’s advisory agreement arrangements, taking into account the best interests of Fund shareholders, which may include making other advisory arrangements, liquidating the Fund or other potential alternatives (e.g., a fund reorganization).

Other Legal Considerations under the 1940 Act

Section 15(f) of the 1940 Act provides a safe harbor for, among other transactions, those pursuant to which an investment adviser sells an advisory agreement. Under Section 15(f), a fund’s investment adviser, or any affiliated person thereof, is permitted to receive any amount or benefit in connection with such a transaction, provided that two conditions are satisfied.

The first condition of Section 15(f) specifies that no “unfair burden” may be imposed on the Fund managed by the investment adviser as a result of the transaction relating to the change of control, or any express or implied terms, conditions or understandings. As defined in the 1940 Act, the term “unfair burden” includes any arrangement during the two-year period after the date on which the Transaction occurs whereby the investment adviser (or its predecessor or successor investment adviser) or any interested person of any such adviser receives or is entitled to receive any compensation, directly or indirectly, (i) from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or (ii) from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company, other than bona fide ordinary compensation as principal underwriter for such investment company. The Board and the Adviser are not aware of any arrangement relating to the Transaction that might result in the imposition of an “unfair burden” on the Fund.

The second condition of Section 15(f) specifies that, during the three-year period immediately following consummation of a transaction, at least 75% of the relevant fund’s board of trustees must be composed of Independent Trustees (i.e., not “interested persons” as that term is defined under the 1940 Act). Effective February 24, 2026, prior to the Board Meeting, Helen Lamb resigned from the Board in her capacity as an interested Trustee and the remaining Board composition satisfies the 75% independence threshold.

The Board, including the Independent Trustees, recommends that the shareholders of the Fund vote FOR the Proposal.

GENERAL INFORMATION

Solicitation of Proxies

Proxies are solicited primarily by mail. Additional solicitations may be made by telephone by officers or employees of the Fund and the Adviser or by proxy soliciting firms retained by the Fund. The Fund has retained Alliance Advisors LLC (“Alliance” or “Solicitor”), at a cost of approximately $28,000.00, to provide printing and mailing services for the proxy statement as well as providing proxy tabulation services. The Adviser will bear the costs of preparing, printing and mailing the proxy statements and soliciting and tabulating proxies, as applicable.

As the Meeting approaches, the shareholders of the Fund may receive a call from a representative of Alliance if the Fund has not yet received their proxies. Authorization to permit Radin Ahmadian to execute proxies may be obtained by telephone, facsimile or by electronic transmission from shareholders. When any share is held jointly by several persons, any one of them may vote at any meeting, in person or by proxy, in respect of such share unless at or prior to exercise of the vote, the Board receives a specific written notice to the contrary from any one of them. If more than one such joint owners shall be present at such meeting, in person or by proxy, and such joint owners or their proxies so present disagree as to any vote cast, such vote shall not be received in respect of such share. The Board believes that these procedures are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the proxies of the shareholders are accurately determined. In all cases where a proxy is solicited, such a proxy purporting to be executed by or on behalf of a shareholder shall be deemed valid unless challenged at or prior to its exercise and the burden of proving invalidity shall rest on the challenger. Unless otherwise specifically limited by their terms, proxies shall entitle the holder thereof to vote at any adjournment of a meeting.

Householding

If possible, depending on shareholder registration and address information, and unless you have otherwise opted out, only one copy of this proxy statement will be sent to shareholders at the same address. However, each shareholder will receive separate proxy cards. If you currently receive multiple copies of proxy statements or shareholder reports and would like to request to receive a single copy of documents in the future, or if you currently receive a single copy of proxy statements or shareholder reports and would like to request to receive separate copies of documents in the future, please contact the Fund toll-free at (212) 644-8500 or write to the Fund, 950 Third Avenue New York, New York 10022 or CC.PrivateWealth@CollerCapital.com, or by visiting www.pwss.collercapital.com.

Voting Proxies

Whether you expect to be personally present at the Meeting or not, we encourage you to vote by proxy. You can do this in one of three ways.

1.	You may complete, date, sign, and return the accompanying proxy card using the enclosed postage prepaid envelope.

2.	You may vote by calling the telephone number included on the enclosed proxy card.

3.	You may vote by internet in accordance with the instructions noted on the enclosed proxy card.

Your shares will be voted as you instruct. If no choice is indicated, your shares will be voted FOR the proposal and in the discretion of the persons named as proxies on such other matters that may properly come before the Meeting. Any shareholder giving a proxy may revoke it before it is exercised at the Meeting by submitting to the Secretary of the Fund a written notice of revocation or a subsequently signed proxy card, or by attending the Meeting and voting in person. A prior proxy can also be revoked through the website or toll-free telephone number listed on the enclosed proxy card. If not so revoked, the shares represented by the proxy will be cast at the Meeting and any adjournments thereof. Attendance by a shareholder at the Meeting does not, in itself, revoke a proxy.

Quorum Required

A quorum must be present at the Meeting for the transaction of business. Under the Fund’s Declaration and Agreement of Trust, as amended, a quorum is defined as the presence, in person or by proxy, of one-third of the outstanding shares of the Fund entitled to vote on a proposal. As of the Record Date, there were March 26, 2026 Fund shares outstanding and entitled to vote on the matters to come before the Meeting.

Abstentions and Broker Non-Votes

For purposes of determining the presence of a quorum for the Proposal, abstentions and broker “non-votes” will be counted as present for purposes of determining whether a quorum is present at the Meeting, and will be counted as shares voted against the Proposal. Broker “non-votes” occur when a nominee holding shares for a beneficial owner does not vote on a proposal because the nominee does not have discretionary voting power with respect to that proposal and has not received instructions from the beneficial owner. In the event a beneficial owner has not provided voting instructions to a broker, the broker is not permitted to vote a proxy with respect to such beneficial owner’s shares, and accordingly, such shares will not be counted as present for purposes of determining a quorum. It is the Trust’s understanding that, due to the nature of the Proposal being a “non-routine” matter, there will not be any broker non-votes. Therefore, broker non-votes will have no effect on the vote on the Proposal.

Adjournment or Postponement

One or more adjournments or postponements of the Meeting may be made without further notice. Any adjournment or postponement of the Meeting must be held within six-months after the date set for the original Meeting.

Required Vote

Approval of the Proposal requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund, which means the affirmative vote of the holders of the lesser of (a) 67% of the outstanding voting securities of the Fund present at the Meeting if more than 50% of the securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of the Fund.

Legal Proceedings

The Board is not aware of any legal proceedings involving the Trustees or officers of the Fund to which such person has a material interest adverse to the Fund, nor is the Board aware of any legal proceeding involving the Trustees or officers of the Fund that would be material to the evaluation of the ability or integrity of such person such that disclosure would be required.

OTHER MATTERS

No other matters are expected to be presented at the Meeting other than the Proposal. If any other matter properly comes before the Meeting, the shares represented by proxies will be voted with respect thereto in the discretion of the person or persons voting the proxies and in accordance with their best judgment.

It is anticipated that, following the Meeting, the Fund will not hold any meetings of shareholders except as required by Federal law or Delaware state law. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send proposals to the Secretary of the Fund, Radin Ahmadian, c/o State Street Bank and Trust Company, 1776 Heritage Drive, North Quincy, MA 02171, so as to be received a reasonable time before the proxy solicitation for the Meeting is made. Shareholder proposals that are submitted in a timely manner will not necessarily be included in the Fund’s proxy materials. Inclusion of such proposals is subject to limitations under the Federal securities laws and Delaware state law.

The following table reflects the ownership of Fund shares by the Trustees and officers of the Trust as of the Record Date:

Name	Ownership in the Fund as of February 24, 2026
Independent Trustees
Dominic Jerome Garcia	None
Ramona Heine	Over $100,000
David Sung	None
Interested Trustees
Richard Jason Alexander Elmhirst(1)	Over $100,000
Executive Officers
Richard Jason Alexander Elmhirst	Over $100,000
Eli Bauernfreund	None
Josh Schnurman	Over $100,000
Radin Ahmadian	None
Alex Bo Martin Wahlloef Malinconico	None
Brenna Fudjack	None
(1) Richard Jason Alexander Elmhirst is an interested person of C-SPEF due to his affiliation with the Adviser.

As of the Record Date, the following shareholders beneficially or of record owned more than 5% of the outstanding shares of a class of the Fund:

Class	Name and Address of Beneficial Owner*	Percentage of Class Owned
Class D	NID Corporation 3820 NORTHDALE BLVD STE 100B TAMPA, FL 33624	40.46%
Class D	Howard Management Group, Inc NH PSP in Plan Roth Conversion 4148 N ARCADIA DR PHOENIX, AZ 85018	18.31%
Class D	Pershing LLC FBO CarlaVolpe Porter DB Securities Inc Custodian ROTH Account 8 WOODBINE AVENUE LARCHMONT, NY 10538	6.33%
Class I	Prudential Trust Company as the Trustee of the Prudential Merged Retirement Plan 655 BROAD STREET, 11TH FLOOR NEWARK, NJ 07102	25.71%
Class I	Alef Multi-Asset Investment Spc for the Account of Alef Multi-Asset Investment Private Equity Strategy SP KING FAHAD ROAD AL RAHMANIYAAH DISTRICT RIYADH 11455, SAUDI ARABIA	9.50%
Class I	General Electric Pension Trust C/O GE INVESTMENT MANAGEMENT CORP. 901 MAIN AVENUE THE TOWERS AT MERRIT RIVER, NORWALK, CT 06851	6.44%

* Each entity set forth in this column is the shareholder of record and may be deemed to be the beneficial owner of certain of the shares listed for certain purposes under the securities laws, although certain of the entities generally do not have an economic interest in these shares and would ordinarily disclaim any beneficial ownership.

ADDITIONAL INFORMATION

Other Fund Service Providers

State Street Bank and Trust Company (“State Street”) provides fund administration, fund accounting, and transfer agency services to the Fund. Pursuant to a services agreement with the Fund, Paralel Distributors LLC (“Paralel”) provides the Fund with a Chief Compliance Officer as well as with certain other compliance services. Paralel, located at 1700 Broadway, Suite 1850, Denver, CO, serves as the Fund’s principal underwriter. Paralel is not affiliated with the Adviser or State Street.

Affiliated Brokerage and other Fees

During the most recently completed fiscal year ended March 31, 2025, no commissions were paid to any affiliated broker.

Reports to Shareholders

The Fund will furnish to shareholders without charge, on request, copies of its annual and semi-annual reports to shareholders and Form N-CSR for the year ended March 31, 2025 and period ended September 30, 2025, respectively. To request a copy of such reports, please write to the Fund at Coller Secondaries Private Equity Opportunities Fund, at 950 Third Avenue, New York, New York, 10022, or call the Fund toll-free at (212) 644-8500.

By Order of the Board of Trustees,

Radin Ahmadian
Secretary of the Fund
April 3, 2026

APPENDIX

New Investment Advisory Agreement

INVESTMENT ADVISORY AGREEMENT

Coller Private Market Secondaries Advisors, LLC

This INVESTMENT ADVISORY AGREEMENT (the “Agreement”) is made this [ ] day of [ ], 2026, by and between Coller Secondaries Private Equity Opportunities Fund (the “Fund”) and Coller Private Market Secondaries Advisors, LLC (the “Adviser”).

WHEREAS, the Fund is a Delaware statutory trust registered as a closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Adviser is engaged primarily in rendering investment advisory, management and select administrative services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended;

WHEREAS, the Fund wishes to retain the Adviser to provide investment advisory, management, and select administrative services to the Fund; and

WHEREAS, the Adviser is willing to furnish such services on the terms and conditions hereinafter set forth;

NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed as follows:

2.	The Fund hereby appoints the Adviser to act as investment adviser of the Fund for the period and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

3.	The Fund shall at all times keep the Adviser fully informed with regard to the securities owned by it, its funds available, or to become available, for investment, and generally as to the condition of its affairs. It shall furnish the Adviser with such other documents and information with regard to its affairs as the Adviser may from time to time reasonably request.

4.

a.	Subject to the supervision of the Fund’s Board of Trustees (the “Board”), the Adviser shall regularly provide the Fund with investment advice, management and supervision and shall furnish a continuous investment program for the Fund’s portfolio of securities and other investments consistent with the Fund’s investment objectives, policies and restrictions, as stated in the Fund’s current Prospectus and Statement of Additional Information, and in accordance with any exemptive orders issued by the Securities and Exchange Commission (“SEC”) applicable to the Fund and any SEC staff no-action letters applicable to the Fund. The Adviser shall determine from time to time what securities and other investments will be purchased (including, as permitted in accordance with this paragraph, unregistered investment funds or other investment vehicles managed by unaffiliated asset managers (“Portfolio Funds”), directly or indirectly (through special purpose vehicles or other entities) in equity or debt securities of portfolio companies alongside Portfolio Funds and other private equity firms, swap agreements, options, forwards and futures), retained, sold or exchanged by the Fund and what portion of the assets of the Fund’s portfolio will be held in the various securities and other investments in which the Fund invests, and shall implement those decisions, all subject to the provisions of the Fund’s By-Laws and Second Amended and Restated Declaration and Agreement of Trust (the “Declaration of Trust”), each, as amended or further amended, (collectively, the “Governing Documents”), the 1940 Act, and the applicable rules and regulations promulgated thereunder by the SEC and interpretive guidance issued thereunder by the SEC staff and any other applicable federal and state law, as well as the investment objectives, policies and restrictions of the Fund and any exemptive orders and SEC staff no-action letters applicable to the Fund referred to above, and any other specific policies adopted by the Board and disclosed to the Adviser. The Adviser is authorized as the agent of the Fund to give instructions to the custodian of the Fund and any sub-custodian or prime broker or other intermediary as to deliveries of securities and other investments and payments of cash in respect of transactions or cash margin or commitment calls for the account of the Fund. Subject to applicable provisions of the 1940 Act and direction from the Board, the investment program to be provided hereunder may entail the investment of all or substantially all of the assets of the Fund in one or more investment companies or issuers excepted from the definition of investment company under the 1940 Act. The Adviser will place orders pursuant to its investment determinations for the Fund either directly with the issuer, seller or with any broker or dealer, foreign currency dealer, futures commission merchant, counterparty or others selected by it. In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) to the Fund and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund, which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities that the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Board may adopt policies and procedures that modify and restrict the Adviser’s authority regarding the execution of the Fund’s portfolio transactions provided herein. The Adviser shall also provide advice and recommendations with respect to other aspects of the business and affairs of the Fund, shall exercise voting rights, rights to consent to corporate action and any other rights pertaining to the Fund’s portfolio securities subject to such direction as the Board may provide, and shall perform such other functions of investment management and supervision as may be directed by the Board and agreed to by the Adviser. The Adviser may execute on behalf of the Fund certain agreements, instruments and documents in connection with the services performed by it under this Agreement. These may include, without limitation, transfer agreements, brokerage agreements, clearing agreements, account documentation, futures and option agreements, swap agreements, other investment related agreements, and any other agreements, documents or instruments the Adviser believes are appropriate or desirable in performing its duties under this Agreement.

b.	Subject to the direction and control of the Board, the Adviser shall perform or cause to be performed such administrative and management services as may from time to time be reasonably requested by the Fund as necessary for the operation of the Fund, such as (i) supervising the overall administration of the Fund, including negotiation of contracts and fees with and the monitoring of performance and billings of the Fund’s transfer agent, administrator, shareholder servicing agents, custodian and other independent contractors or agents, (ii) providing certain compliance, fund accounting, regulatory reporting, and tax reporting services, (iii) preparing or participating in the preparation of Board materials, registration statements, proxy statements and reports and other communications to shareholders, (iv) maintaining the Fund’s existence, and (v) during such times as shares are publicly offered, maintaining the registration and qualification of the Fund’s shares under federal and state laws. The Adviser will act as the Fund’s liaison with administrators, sub-administrators, custodians, depositories, transfer agents, pricing agents, dividend disbursing agents, financial intermediaries, other shareholder servicing agents, accountants, attorneys, underwriters, brokers and dealers, corporate fiduciaries, insurers, banks and such other persons as may reasonably be requested by the Trustees of the Fund. Notwithstanding the foregoing, the Adviser shall not be deemed to have assumed any duties with respect to, and shall not be responsible for, the distribution of the shares of any Fund, nor shall the Adviser be deemed to have assumed or have any responsibility with respect to functions specifically assumed by any transfer agent, fund accounting agent, custodian, shareholder servicing agent or other agent, in each case employed by the Fund to perform such functions.

c.	The Fund hereby authorizes any entity or person associated with the Adviser, which is a member of a national securities exchange, to effect any transaction on the exchange for the account of the Fund which is permitted by Section 11(a) of the Exchange Act and Rule 11a2-2(T) thereunder, and the Fund hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv).

5.	Subject to the Board’s approval, at the expense of the Adviser and to the extent permitted by any exemptive orders or SEC staff no-action letters applicable to the Fund, the Adviser or the Fund may enter into contracts with one or more investment subadvisers, administrators or subadministrators, including without limitation, affiliates of the Adviser, in which the Adviser delegates to such investment subadvisers, administrators or subadministrators any or all its duties specified hereunder, on such terms as the Adviser will determine to be necessary, desirable or appropriate, provided that in each case the Adviser shall supervise the activities of each such subadviser, administrator or subadministrator and further provided that such contracts impose on any investment subadviser, administrator or subadministrator bound thereby all the conditions to which the Adviser is subject hereunder and that such contracts are entered into in accordance with and meet all applicable requirements of the 1940 Act.

6.

a.	The Adviser, at its expense, shall supply the Board and officers of the Fund with all information and reports reasonably required by them and reasonably available to the Adviser, and shall furnish the Fund with office facilities, including space, furniture and equipment and all personnel reasonably necessary for the operation of the Fund. The Adviser shall oversee the maintenance of all books and records with respect to the Fund’s securities transactions and the keeping of the Fund’s books of account in accordance with all applicable federal and state laws and regulations. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Adviser hereby agrees that any records that it maintains for the Fund are the property of the Fund, and further agrees to surrender promptly to the Fund any of such records upon the Fund’s request. The Adviser further agrees to arrange for the preservation of the records required to be maintained by Rule 31a-1 under the 1940 Act for the periods prescribed by Rule 31a-2 under the 1940 Act. The Adviser shall authorize and permit any of its directors, officers and employees, who may be elected as Board members or officers of the Fund, to serve in the capacities in which they are elected.

b.	The Adviser shall bear all expenses, and shall furnish all necessary services, facilities and personnel, in connection with its responsibilities under this Agreement. Other than as herein specifically indicated, the Adviser shall not be responsible for the Fund’s expenses, including, without limitation, advisory fees; incentive fees; distribution fees; servicing fees; interest; taxes; governmental fees; voluntary assessments and other expenses incurred in connection with membership in investment company organizations; organization costs of the Fund; the cost (including brokerage commissions, transaction fees or charges, if any) in connection with the purchase or sale of the Fund’s securities and other investments and any losses in connection therewith, including all transaction-related fees, costs, expenses, liabilities and obligations incurred or charged by employees, delegates, independent agents, lawyers, accountants, appraisers, consultants, intermediaries, valuers, lenders, banks, administrators, custodians, depositaries, auditors, brokers, finders, investment professionals and financial advisers and/or other financial institutions and other service providers or advisers appointed by the Adviser or any of its respective affiliates in relation to potential or actual investments by the Fund, whether in respect of the identification, due diligence, selection, bidding process, structuring, negotiation, acquisition, syndication, currency conversion (in the event of an investment denominated in a currency other than the U.S. dollar), monitoring, holding or disposition thereof and whether incurred directly or indirectly (including through any intermediate holding vehicles), in each case, to the extent that such fees, costs, expenses and liabilities are not borne by a third party, together with the Fund’s pro rata share of any transaction-related fees or costs incurred in respect of unconsummated investments, including, where applicable, in relation to any prospective syndication or co-investment transactions, and any travel expenses (including, but not limited to, reasonable transportation, lodging and meals) in respect of the foregoing; fees and expenses of custodians, transfer agents, financial intermediaries, registrars, independent pricing vendors or other agents; acquisition or disposition fees; professional fees relating to investments, including expenses of consultants, investment bankers, attorneys, accountants and other experts; fees and expenses relating to software tools, programs or other technology (including risk management software, fees to risk management services providers, third-party software licensing, implementation, data management and recovery services and custom development costs); research and market data (including news and quotation equipment and services, and any computer hardware and connectivity hardware (e.g., telephone and fiber optic lines) incorporated into the cost of obtaining such research and market data); taxes; legal expenses (including in connection with investment activities); loan commitment fees; expenses relating to share certificates; expenses relating to the issuing and redemption or repurchase of the Fund’s shares and servicing shareholder accounts; any costs and expenses associated with or related to due diligence performed with respect to the Fund’s offering of its shares, including but not limited to costs associated with or related to due diligence activities performed by, on behalf of, or for the benefit of broker-dealers, registered investment advisers, and third-party due diligence providers expenses of registering and qualifying the Fund’s shares for sale under applicable federal and state law; expenses of preparing, setting in print, printing, mailing and distributing prospectuses and statements of additional information and any supplements thereto, reports, proxy statements, notices and dividends to the Fund’s shareholders; costs of stationery; website costs; fees and expenses of Trustees not also serving in an executive officer capacity for the Fund or the Adviser; costs of meetings of the Board or any committee thereof, meetings of shareholders and other meetings of the Fund; Board fees; audit fees; travel expenses of officers, members of the Board and employees of the Fund (including, but not limited to, transportation, lodging and meals), if any; costs associated with reporting and compliance obligations under the 1940 Act and applicable federal and state securities laws, including compliance with The Sarbanes-Oxley Act of 2002; expenses incurred in connection with the operation, administration, termination, winding-up or liquidation of the Fund or any of its subsidiaries; and the Fund’s pro rata portion of premiums on any fidelity bond and other insurance covering the Fund and its officers, Board members and employees; litigation, arbitration, mediation, or government investigation expenses and any non-recurring or extraordinary expenses as may arise, including, without limitation, those relating to actions, suits or proceedings to which the Fund is a party and any indemnification expenses as provided for in the Fund’s Governing Documents.

It also is understood and agreed that if persons associated with the Adviser or any of its affiliates, including persons who are officers of the Fund, provide accounting, legal, clerical, compliance or administrative services to the Fund at the request of the Fund, the Fund may reimburse the Adviser and its affiliates for their costs in providing such accounting, legal, clerical, compliance or administrative services to the Fund (which costs may include an allocation of overhead including rent and the allocable portion of the salaries and benefits of the relevant persons and their respective staffs, including travel expenses (including, but not limited to, transportation, lodging and meals)), using a methodology for determining costs approved by the Board. Nothing contained herein shall be construed to restrict the Fund’s right to hire its own employees or to contract for services to be performed by third parties.

c.	In addition to the foregoing expenses described in Section 5(b), and notwithstanding anything to the contrary in this Section 5, the Fund will bear its allocable portion of the operating expenses (“Operating Expenses”) as described herein , as determined by the Adviser in its reasonable discretion, in a manner that is fair and equitable, and in any event consistent with any fiduciary duties owed to the Fund.

“Operating Expenses” may include, subject only to limitation under the 1940 Act or other applicable statute or regulation, the Fund’s allocable share of costs and expenses related to the operation, administration, management and business, including investment activities and liquidation of the Fund and any Fund subsidiaries.

Operating Expenses may be incurred at any time prior to or during the life of the Fund or any Fund subsidiaries and shall include, unless deemed an Adviser expense under Subsection (b), all fees, costs, expenses, taxes, expected tax liabilities, liabilities and obligations:

i.	charged by employees, delegates, independent agents, lawyers, accountants, appraisers, consultants, intermediaries, valuers, lenders, banks, administrators, custodians, depositaries, auditors, brokers, finders, investment professionals, financial advisers and/or other financial institutions, and/or other service providers or advisers (in each case, not being members of CICAP Limited, the parent company of the Coller Capital Group (the “Coller Group”) the Coller Group or a director, officer, associate, partner, employee or consultant of any member of the Coller Group that is a natural person (the “Coller Executives”) unless engaged at arm’s length terms) that are appointed by the Board, the Adviser or any of their respective affiliates in respect of the Fund or any Fund subsidiaries;

ii.	incurred by the Fund, its subsidiaries or the Adviser or any of their respective affiliates, in each case in relation to the operation, administration, termination, winding-up or liquidation of the Fund or a Fund subsidiary, including software and data licensing, subscription and related costs, travel expenses (including but not limited to transportation, lodging, and meals) and expenses and all fees, costs, expenses and liabilities incurred in connection with:

1.	any borrowings, other indebtedness or undertakings incurred or made in accordance with the Declaration of Trust and the Fund’s registration statement filed with the SEC on form N-2 (the “Registration Statement”) or relating to hedging arrangements entered into in accordance with the Declaration of Trust and the Registration Statement;

2.	the appointment or use of any custodian and/or depositary in relation to the safeguarding, administering and/or holding (or similar) of assets of the Fund or a Fund subsidiary and/or the performance of any functions of a custodian and/or depositary contemplated by the 1940 Act or any national laws or regulations in any jurisdiction;

3.	the Adviser’s or any of their respective affiliates’ compliance with disclosure, reporting and other similar obligations pursuant to the Declaration of Trust or the Registration Statement governing the Fund or its subsidiaries or under the 1940 Act or other applicable law or any national laws or regulations in any jurisdiction and/or incurred in connection with the Fund’s or a Fund subsidiary’s legal and regulatory compliance with U.S. federal, state, local, non-U.S. or other laws and regulations;

4.	tax proceedings involving the Fund or a Fund subsidiary, including the filing of tax returns and tax refund claims and any other tax filings (including but not limited to any U.S. Schedule K-1 (Form 1065) tax form), in connection with any tax audit, investigation, settlement or review of the Fund and any Fund subsidiary or in relation to compliance with any applicable tax reporting requirements;

5.	compliance with applicable laws and regulations, including, for the avoidance of doubt, any anti-money laundering, anti-terrorist financing or anti-tax evasion laws and regulations, and the operation, administration, termination, winding-up or liquidation of the Fund or any Fund subsidiary;

6.	fees, costs and expenses incurred in connection with any interpretation of, amendments, restatements or other modifications to, and compliance with the Registration Statement, the Declaration of Trust any other constituent or related documents of the Fund or any of the Fund subsidiaries, including the solicitation of any required shareholder vote and costs of preparation of proxy solicitation materials or preparation of other materials in connection with compliance (or monitoring compliance) with such documents;

iii.	incurred in relation to shareholder meetings; meetings of the Fund’s Board (including but not limited to the fees, costs and expenses of any legal counsel or other advisors retained by, or at the direction or for the benefit of, the Board and the production and distribution of the reports and accounts in accordance with the Declaration of Trust and the Registration Statement and any other valuations (including valuation costs and/or valuation support services) or certifications required pursuant to the Registration Statement or by law or regulation, including the fees of the independent registered public accounting firm in connection therewith and any external valuer or auditor of valuations appointed in connection with applicable law and/or regulation and any other information or reporting requirements imposed in respect of the Fund or any Fund subsidiaries by applicable law or regulations;

iv.	charged by employees, delegates, independent agents, lawyers, accountants, appraisers, consultants, intermediaries, valuers, lenders, banks, administrators, custodians, depositaries, auditors, brokers, finders, investment professionals and financial advisers and/or other financial institutions and other service providers or advisers (in each case, not being members of the Coller Group or Coller Executives unless engaged on arm’s length terms) appointed by the Adviser or any of their respective affiliates in relation to investments or proposed investments by the Fund or a Fund subsidiary, whether in respect of the identification, due diligence, selection, bidding process, structuring, negotiation, acquisition, syndication, currency conversion (in the event of an investment denominated in a currency other than the U.S. Dollar), monitoring, holding or disposition thereof and whether incurred directly or indirectly (including through any intermediate holding vehicles), in each case, to the extent that such fees, costs, expenses and liabilities are not borne by a third party, together with the Fund’s pro-rata share of any transaction-related fees or costs incurred in respect of unconsummated investments, including, where applicable, in relation to any prospective syndication or co-investment transactions;

v.	non-advisory-related expenses incurred in relation to investments or proposed investments by the Fund or any Fund subsidiary;

vi.	incurred in relation to all fees or other charges levied by any governmental agency or regulatory body against the Fund or any Fund subsidiary in connection with its investments, proposed investments, reporting requirements or otherwise;

vii.	incurred in relation to any:

1.	indemnity or liability insurance (or its equivalent) taken out by or in respect of any member of the Coller Group to the extent that such indemnity or liability insurance relates to the affairs of the Fund or any Fund subsidiary; and

2.	directors’ and officers’ liability insurance taken out by or in respect of any member of the Coller Group, (including in respect of any person who may be nominated to the Board, advisory board or similar body of a Portfolio Fund or intermediate holding vehicle by theAdviser or any other member of the Coller Group), to the extent that such directors’ and officers’ liability insurance relates to the affairs of any the Fund or a Fund subsidiary,

viii.	incurred (whether directly or indirectly, including through any intermediate holding vehicles) by or on behalf of the Fund or a Fund subsidiary in connection with any litigation, arbitration, investigation and other proceedings and, if applicable, the settlement thereof, provided that in circumstances where an Indemnified Party is not entitled to exculpation and indemnification with respect to any claim, liability, costs, damages or expenses, then the Fund will not bear any fees, costs, expenses or liabilities relating thereto;

ix.	incurred in respect of establishing, operating, managing and winding-up direct and indirect investment holding and investment structures (including any intermediate holding vehicles) in various jurisdictions in connection with the Fund’s or any Fund subsidiary’s conduct of any of its investment activities, in each case to the extent not borne by the relevant Portfolio Fund or, with respect to direct investments in credit assets issued by a private company, the relevant private company; or

x.	incurred by the Fund or on behalf of the Fund by the Adviser or the Coller Group or their affiliates in relation to the salaries, benefits, overhead and other similar expenses associated with the hiring, onboarding or retention of certain personnel employed by or otherwise associated with service providers of the Fund (including but not limited to law firms or accounting firms engaged on behalf of the Fund), to provide professional services directly to the Fund as part of a secondment, internship, employee share or similar arrangement.

To the extent paid by the Adviser, or any member of the Coller Group (or any of their affiliates), as the case may be, Operating Expenses shall be reimbursed by the Fund or any Fund subsidiary.

7.	No member of the Board, officer or employee of the Fund shall receive from the Fund any salary or other compensation as such member of the Board, officer or employee while he is at the same time a director, officer, or employee of the Adviser or any affiliated company of the Adviser, except as the Board may decide. This paragraph shall not apply to Board members, executive committee members, consultants and other persons who are not regular members of the Adviser’s or any affiliated company’s staff.

8.	Compensation

a.	In consideration of the services provided by the Adviser under this Agreement, the Fund will pay the Adviser an advisory fee (the “Advisory Fee”) as indicated on Schedule A.

b.	The Advisory Fee is calculated and accrued monthly as of the last business day of each month, and payable quarterly in arrears within five (5) business days after the completion of the net asset value computation for each quarter. For purposes of determining the Advisory Fee payable to the Adviser, the Fund’s net asset value will be calculated prior to the inclusion of any amounts of the Advisory Fee payable to the Adviser or to any purchases or repurchases of shares of the Fund or any distributions by the Fund.

c.	For the purpose of determining fees payable to the Adviser under this Section 7, the value of the Fund’s assets will be computed at the times and in the manner specified in the Registration Statement, and on days on which the value of Fund assets are not so determined, the asset value computation to be used will be as determined on the immediately preceding day on which the assets were determined. Furthermore, fees payable to the Adviser under this Section 7 will be earned and attributed to each class of the Fund's shares based on the net asset value and net profits of the Fund attributable to each such class of shares and in accordance with U.S. Generally Accepted Accounting Principles applicable to the Fund.

9.	The Adviser assumes no responsibility under this Agreement other than to render the services called for hereunder, in good faith, and shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Fund, provided that nothing in this Agreement shall protect the Adviser against any liability to the Fund to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder. As used in this Section 8, the term “Adviser” shall include any affiliates of the Adviser performing services for the Fund contemplated hereby and the partners, shareholders, directors, officers and employees of the Adviser and such affiliates.

10.	Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Adviser who may also be a Board member, officer, or employee of the Fund, to engage in any other business or to devote his time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, nor to limit or restrict the right of the Adviser to engage in any other business or to render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association. If the purchase or sale of securities or other assets consistent with the investment policies of the Fund or one or more other accounts of the Adviser is considered at or about the same time, transactions in such securities or other assets will be allocated among the accounts in a manner deemed equitable by the Adviser. Such transactions may be combined, in accordance with applicable laws and regulations, and consistent with the Adviser’s policies and procedures as presented to the Board from time to time.

11.	On occasions when the Adviser deems the purchase or sale of a security or other financial instrument to be in the best interest of the Fund, as well as other funds or accounts managed by the Adviser or its affiliates (“Coller-advised funds”), the Adviser is authorized, but not required, to aggregate purchase and sale orders for securities or other financial instruments held (or to be held) by the Fund with similar orders being made on the same day for other Coller-advised funds to the extent permitted by the 1940 Act. When an order is so aggregated, the Adviser may allocate the recommendations or transactions among all accounts and portfolios for whom the recommendation is made, or transaction is effected. The Adviser will endeavor to allocate investment opportunities in a manner that, over a period of time, is fair and equitable, and in any event consistent with any fiduciary duties owed to the Fund and in an effort to avoid favoring one client over another and taking into account the Adviser’s or any affiliate’s investment allocation procedures, as may be amended or modified from time to time, and all other relevant facts and circumstances, including (without limitation): (i) differences with respect to available capital, (ii) differences with respect to investment objectives or current investment strategies, (iii) differences in risk profile at the time the opportunity becomes available, (iv) the potential transaction and other costs of allocating an opportunity among the Coller-advised funds, (v) potential conflicts of interests, (vi) the nature of the investment or transaction, (vii) current and anticipated market and general economic conditions and (viii) existing and prior positions in such investment opportunity. The Adviser and the Fund recognize that in some cases this procedure may adversely affect the size of the position obtainable for the Fund.

12.	For the purposes of this Agreement, the Fund’s “net assets” shall be determined as provided in the Fund’s then-current Prospectus and Statement of Additional Information and the terms “assignment,” “interested person,” and “majority of the outstanding voting securities” shall have the meanings given to them by Section 2(a) of the 1940 Act, subject to such exemptions as may be granted by the SEC by any rule, regulation or order.

13.	This Agreement will become effective with respect to the Fund on the date set forth below the Fund’s name on Schedule A, provided that it shall have been approved by the Board and by the shareholders of the Fund in accordance with the requirements of the 1940 Act and, unless sooner terminated as provided herein, will continue in effect until the second anniversary of the date of effectiveness. Thereafter, if not terminated, this Agreement shall continue in effect with respect to the Fund, so long as such continuance is specifically approved at least annually in the manner required by the 1940 Act.

14.	This Agreement is terminable with respect to the Fund without penalty by the Board or by vote of a majority of the outstanding voting securities of the Fund, in each case on not more than 60 days’ nor less than 30 days’ written notice to the Adviser, or by the Adviser upon not less than 60 days’ written notice to the Fund, and will be terminated upon the mutual written consent of the Adviser and the Fund. This Agreement shall terminate automatically in the event of its assignment by the Adviser and shall not be assignable by the Fund without the consent of the Adviser.

15.	The Adviser agrees that for services rendered to the Fund, or for any claim by it in connection with services rendered to the Fund, it shall look only to assets of the Fund for satisfaction. The undersigned officer of the Fund has executed this Agreement not individually, but as an officer under the Fund’s Declaration of Trust and the obligations of this Agreement are not binding upon any of the Trustees, officers or shareholders of the Fund individually.

16.	No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no material amendment of the Agreement shall be effective until approved in the manner required by the 1940 Act.

17.	This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter hereof. No provision of this Agreement is intended to conflict with any applicable law. Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

18.	This Agreement does not, and is not intended to, create any third-party beneficiary or otherwise confer any rights, privileges, claims or remedies upon any shareholder or other person other than the parties and their respective successors and permitted assigns.

19.	This Agreement shall be construed, and the provisions thereof interpreted under and in accordance with the laws of the State of New York without regard to conflicts of laws principles. Any legal suit, action or proceeding related to, arising out of or concerning this Agreement shall be brought only in the U.S. District Court for the Southern District of New York, or if such action may not be brought in that court, then such action shall be brought in the Supreme Court of the State of New York sitting in New York County (including its appellate division) (the “Designated Courts”). Each party (a) consents to jurisdiction in the Designated Courts; (b) waives any objection to venue in either Designated Court; and (c) waives any objection that either Designated Court is an inconvenient forum. For any action commenced in the Supreme Court of the State of New York, application shall be submitted to the Commercial Division.

20.	Subject to the proviso of the first sentence of Section 8 of this Agreement, the Adviser shall not be liable for any losses caused directly or indirectly by circumstances beyond the Adviser’s reasonable control, including, without limitation, government restrictions, exchange or market rulings, suspensions of trading, acts of civil or military authority, national emergencies, riots, terrorism, war, or such other event of similar nature, labor difficulties, non-performance by a third party not hired or otherwise selected by the Adviser to provide services in connection with this Agreement, natural disaster, casualty, elements of nature, fires, earthquakes, floods, or other catastrophes, acts of God, mechanical breakdowns, or malfunctions, failure or disruption of utilities, communications, computer or information technology (including, without limitation, hardware or software), internet, firewalls, encryptions systems, security devices, or power supply.

[signature page to follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers thereunto duly authorized.

COLLER SECONDARIES PRIVATE EQUITY OPPORTUNITIES FUND

By:

Name: Eli Bauernfreund
Title: Vice President

COLLER PRIVATE MARKET SECONDARIES ADVISORS, LLC

By:

__________________________________________
Name: Richard Jason Alexander Elmhirst
Title: President

Schedule A

Date: [    ], 2026

Advisory Fee

In consideration of the advisory services provided by the Adviser, the Fund will pay the Adviser an Advisory Fee at a monthly rate equal to 1.65% on an annualized basis of the greater of (i) the Fund’s net asset value and (ii) the Fund’s net asset value less cash and cash equivalents plus the total of all commitments made by the Fund that have not yet been drawn for investment. The Advisory Fee will be computed as of the last day of each month, and will be due and payable in arrears within five business days after the completion of the net asset value computation for each quarter. In no event will the Advisory Fee exceed 2.00% as a percentage of the Fund’s net asset value. For the purposes of calculating the Advisory Fee, a “commitment” is defined as a contractual obligation to acquire an interest in, or provide the total commitment amount over time to, a Portfolio Fund, when called by the Portfolio Fund.

PROXY CARD

PROXY VOTING INSTRUCTIONS Please have your 11-digit control number ready when voting by Internet or Telephone.
Vote Your Proxy on the Internet: Go to www.AALvote.com/CSPEF Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

NAME & ADDRESS HERE	Vote Your Proxy by Phone: Call 1-866-804-9616 Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.

Vote Your Proxy by Mail: Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.

CONTROL NUMBER

As a shareholder of Coller Secondaries Private Equity Opportunities Fund, you have the option of voting your shares electronically through the Internet or by telephone, eliminating the need to return the proxy card. Your electronic or telephonic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned the proxy card. Votes submitted electronically over the Internet or by telephone must be received by 11:59 pm, Eastern Time, on June 3, 2026.

∇ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ∇

COLLER SECONDARIES PRIVATE EQUITY OPPORTUNITIES FUND

SPECIAL MEETING OF SHAREHOLDERS
JUNE 4, 2026 AT 10:00 A.M. EASTERN DAYLIGHT TIME

THIS PROXY IS SOLICITED ON BEHALF OF
THE BOARD OF TRUSTEES OF COLLER SECONDARIES PRIVATE EQUITY OPPORTUNITIES FUND

The shareholder(s) hereby appoint(s) Radin Ahmadain and/or Randi Weitz, or any of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of beneficial interest of Coller Secondaries Private Equity Opportunities Fund that the shareholder(s) is/are entitled to vote at the Special Meeting of Shareholders to be held at the Fund’s offices, 950 Third Avenue, new York, NY 10022 at 10:00 a.m. EDT on June 4, 2026, and any adjournment or postponement thereof.

Please check here if you plan to attend the Special Meeting. ☐

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Trustees’ recommendations.

NAME & ADDRESS HERE	Signature_____________________________________________________

Date_________________________________________________________

Title_________________________________________________________

Signature (Joint Owners)________________________________________
CONTROL NUMBER
NOTE: Please sign exactly as name(s) appear(s) hereon. When signing as attorney, executor, administrator or other fiduciary, please give full title as such. Joint owners should each sign personally. If a corporation, limited liability company or partnership, please sign in full corporate, limited liability company, or partnership name by authorized officer or person.
Address Change: (If you noted any Address Changes above, please mark box.) ☐

Important Notice Regarding the Availability of Proxy Materials for the
Special Meeting of Shareholders to be held on JUNE 4, 2026:

The Notice and Proxy Statement and Special Report are available at:

https://web.viewproxy.com/CSPEF/2026

∇                    ∇

When properly executed, your proxy card/voting instruction form will be voted in the manner you direct. If you do not specify your choices, your shares will be voted FOR Proposal No. 1.

Your Board of Trustees recommends a vote FOR Proposal No. 1.

Please mark your votes like this ☒

1. To approve a new investment advisory agreement between the Fund and the Adviser ..

FOR ☐ AGAINST ☐ ABSTAIN ☐

Note: Such other business that may properly come before the meeting.